UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2019

IRADIMED CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36534	73-1408526
(Commission File Number)	(IRS Employer Identification No.)

1025 Willa Springs Dr., Winter Springs, FL	32708
(Address of Principal Executive Offices)	(Zip Code)

(407) 677-8022

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, par value $0.0001	IRMD	NASDAQ Capital Market

Item 5.07              Submission of Matters to a Vote of Security Holders.

(a) — (b) The 2019 Annual Meeting of Stockholders of IRADIMED CORPORATION (“IRADIMED”) was held on Friday, June 14, 2019.

The final results of voting on each of the matters submitted to a vote of stockholders at the 2019 Annual Meeting are as follows:

1.              Stockholders elected each of Roger Susi, Monty Allen, Anthony Vuoto and James Hawkins to IRADIMED’s Board of Directors, each to hold office until succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board), as set forth below.

Name	Votes For	Votes Withheld	Broker Non-Votes
Roger Susi	7,116,330	799,310	2,750,531
Monty Allen	7,534,355	381,285	2,750,531
Anthony Vuoto	7,868,313	47,327	2,750,531
James Hawkins	7,806,228	109,412	2,750,531

2.              Stockholders ratified the selection of RSM US LLP as IRADIMED’s independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2019, as set forth below.

Votes For	Votes Against	Abstentions
10,581,349	64,844	19,978

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRADIMED CORPORATION

Date: June 14, 2019

	By:	/s/Chris Scott
	Name:	Chris Scott
	Title:	Chief Financial Officer